FNB
FNB
UNITED
UNITED
CORP
CORP
Southeast Super-Community
Southeast Super-Community
Banking Conference
Banking Conference
Atlanta, Georgia
Atlanta, Georgia
February 14, 2007
February 14, 2007
Yes You Can
®
Yes We Can
®
Exhibit 99.1

Forward-Looking Statements
FNB United Corp. has made forward-looking statements in the
accompanying presentation materials that are subject to risks and uncertainties.  These statements are based on the beliefs and assumptions of the management of FNB United Corp., and
on the information available to management at the time the
presentation materials were prepared.  These forward-looking statements involve certain risks and uncertainties, including a variety of factors that may cause FNB United Corp’s actual
results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements.
Readers are cautioned not to place undue reliance on these
forward-looking statements and are advised to carefully review the risk factors described in other documents that FNB United
Corp. files from time to time with the Securities and Exchange
Commission, including the Quarterly Reports on Form 10-Q, the
Annual Report on Form 10-K, and other required filings.

Overview • About FNB United • Business Strategy – Earnings and Growth Opportunities • Financial Highlights • Investor Opportunity • Summary

About F NB U NITED C ORP . Yes You Can ® Yes We Can ®

About FNB UNITED
FNBN NASDAQ Symbol:
Asheboro, North Carolina Headquarters:
43 Banking Offices
31 Communities
17 Counties
Locations:
$1.4 Billion Deposits:
$1.3 Billion Loans:
$1.8 Billion Assets:
8
th
Largest Financial Service Company
in North Carolina

FNB United Acquisitions
Offices Assets
$680 MM
$151 MM
$25MM
$134MM
$126 MM
Integrity Financial Inc.
(three banks)
United Financial Inc.
Dover Mortgage
Rowan Bank
Richmond Savings
Bank
17 May 2006
3 November 2005
7 February 2003
3 August 2002
5 April 2000

77
73
85
40
85
95
95
40
Denovo
Offices
YES!
Banks
Dover
Offices
Asheboro
Headquarters
I-77
I-73/74
I-40
I-95
I-85

FNBN

The Yes! Bank Franchise

Experienced Management Team Yes You Can ® Yes We Can ® About FNB UNITED

Experienced Management Team
MainStreet, FCTR,
Southern National Bk
55 27 <1 Treasurer Bob B. Doby
Wachovia
54 32 6 SVP Chief Lending Ofc Eddie A. Causey
Bank of America,
WesBanco
32 10 5 SVP Chief Wealth Mgt Timothy A. Britt
Planters NB, Bank of
Candor
51 25 19 SVP, Chief Credit Ofc William S. Bruton
Wachovia
48 26 5 EVP - Chief Banking
Officer
R. Mark Hensley
CFO, First Charter
58 35 <1 EVP, Chief Admin Ofc
Finance
Robert O. Bratton
President, Richmond
Savings; Raleigh Fed,
Newport News Savgs
61 35 6 EVP, Chief Mkt Prod R. Larry Campbell
Attorney, Corp. and
Private Practice
55 21 21 Chrm, Pres. & CEO Michael C. Miller
Previous
Experience
Age Years in
Banking
Years at
FNB
Title Name

Business Strategy – Earnings and Growth Opportunities Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Core Strategies
•
Improve Asset Quality
• Resume Financial Performance at Pre-Merger Levels
• Complete Integration
of-Acquisitions
• Growth Strategy
Increase Penetration
of-Current
Markets
DeNovo Offices
Increase Core Deposits
• Continue to Build Performance/Service Culture
•
“Yes”
® Branding –
Yes You Can
®
Yes We Can
®

0.33%
102.99%
1.14%
1.10%
2003
0.47%
139.53%
1.12%
0.80%
2004
0.22%
164.49%
1.25%
0.76%
2005
0.18%
111.77%
1.28%
1.15%
Q3-
2006
0.14%
Net Charge Offs
Average Loans
143.67%
Loan Loss Reserve
Nonperforming Loans
1.22%
Loan Loss Reserve
Total Loans Held for Investment
0.85%
Nonperforming Loans
Total Loans Held for Investment
Q4-
2006
Asset Quality
Asset Quality

Improving Financial Performance • Revenue enhancement Investment Portfolio Restructuring Loan Sale Business Initiatives • Expense reduction initiatives

Improving Financial Performance
Investment Portfolio Restructuring
•
Accomplished at end of Third Quarter
•
Sold $123 million securities – yielding 4.59%
•
Incurred $358 thousand after tax charge
•
Reinvested proceeds –
At market yields of 5.25 – 5.50%
2-4 year final life or 2-4 year average life

Improving Financial Performance 4 th Quarter 2006 Loan Sale •Sold $10 Million Loans, which included $6 M in non-accruing loans $4 M in higher risk accruing loans •Recognized $123K gain on loan sale

Improving Financial Performance Revenue Enhancement • Depository Services • Discipline in Fee Collection-/-Waivers • Wealth Management – new to Integrity Market • Lending Fees • Mortgage Banking

Improving Financial Performance
Expense Reduction Initiatives
•
FNB
UNITED
– A Proven Integrator
•
Credit Quality
•
Charter Merger – Cultural Improvement/
Eliminated Operational Duplications
•
Review of Staffing Models
•
Economies of Scale – Complete Integration

Growth Strategy
•
Increase Penetration
of-Current
Markets
Attractive New Markets & Customer Base
•
De Novo Offices
Two Offices opened in 2006 (Greensboro -
Salisbury)
Property acquired (Cornelius – Pinehurst -
Greensboro)
•
Integrated Wealth Management/Mortgage
Services

Market Growth Potential
Total Total Counties
Deposit Market with
Branch in Market Share #1 Market
Rank Institution Count ($000) (%) Share
1 Wachovia 80 5,713,394 $  21.85%
2 BB&T 74 4,374,447 $  16.73%
3 SunTrust Bank 56 2,450,667 $  9.37%
4 Bank of America 47 2,218,636 $  8.48% Orange, Chatham
5 FNB United Corp. (NC) 43 1,406,420
$
5.38% Randolph
6 RBC Centura Bank 33 1,086,583 $  4.15%
7 First Citizens 35 1,076,597 $  4.12% Ashe
8 First Bancorp (NC) 27 705,996 $     2.70%
9 Yadkin Valley Bank 15 592,887 $     2.27%
10 Peoples Bank 13 562,261 $     2.15%
Alamance, Guilford, Iredell, Scotland, Wilkes
Catawba, Gaston, Moore, Richmond, Watauga

Market Growth Potential
$50,467
$50,773
$52,959
$47,468
$51,284
$47,859
$46,684
Median
Household
Income
7.86%
14.60%
4.68%
2.68%
14.93%
5.10%
6.06%
Projected
Population
Change
(2006-2010)
16.31%
16.91%
18.64%
16.53%
17.36%
13.37%
15.68%
Projected
HH Income
Change
(2006-2010)
451,061 $37,170 2 GUILFORD
58,628 $16,097 1 CHATHAM
152,872 $177,761 4 CATAWBA
83,927 $37,542 2 MOORE
145,970 $45,533 2 IREDELL
197,322 $197,090 5 GASTON
142,072 $58,469 2 ALAMANCE
Total
Population
FNB United
Deposits
No. of FNB
United
Offices
County

Market Growth Potential
Contiguous Counties / Future Markets Under Consideration
$61,904
$63,277
$48,352
$56,310
$44,441
$44,794
$52,190
Median
Household
Income
27.77%
13.45%
9.74%
13.93%
3.11%
4.11%
3.28%
Projected
Population
Change
(2006-2010)
16.97%
20.26%
11.81%
16.64%
13.49%
13.29%
17.58%
Projected
HH Income
Change
(2006-2010)
155,570 CABARRUS
72,491 LINCOLN
825,175 MECKLEN-
BURG
168,442 UNION
124,570 $27,097 1 ORANGE
136,469 $103,852 4 ROWAN
138,550 $450,121 10 RANDOLPH
Total
Population
FNB United
Deposits
No. of FNB
United
Offices
County

Core Deposit Emphasis • Checking Promotions – over 21,200 New Accounts • Business DDAs • Cash Management – Remote Deposit Capture – Integrated Wire Module • Non-Profit and Governmental

Our Culture • Participative and Positive • Team Oriented • Performance • Service • Training

YES! Branding
First National is the YES! Bank.  It is plainly stated in our
Yes you can
®
—Yes we can
®
trademarks.  It is reflected in the
design of our logo and corporate mascot, Jack.  And it is
repeated in our customer service programs, company spirit
campaigns and marketing messages.  But more than a motto,
YES! is our promise to exceed your expectations through better banking and outstanding service.  It empowers our employees
and describes who we are and what we do.  Yes Customers Can.
Yes Communities Can.  Yes Schools Can.  Yes Your Future Can.
Because We Can.
Participative and Positive

Performance Culture
Performance Compensation for
STAKEHOLDERS™
•
Maximize long-term value
of-organization
•
Team orientation - universal participation
•
Coaching and communication
•
Educational program
•
Pay for team(s) success and performance

Move Over OSCAR.
2002 YESPY AWARDS

2003
YESPY
AWARDS
JACK IS BACK!

2004 YESPY AWARDS
THREE
The YESPY Bunch

YESPY
IV

YESPY V
Jack's Journal

FNBN

Fun and Friendly Yes! Bank Fun and Friendly Yes! Bank First National Culture

Financial Highlights Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Total Assets $566 $594 $755 $773 $863 $1,102 $1,818 (In Millions) Acquired Assets 2004 2005 2002 2003 2000 2001 2006

$392 $502 $552 $665 $813 $1,323 2001 2002 2003 2004 2005 2006 Loan Growth unaudited (In Millions)

Loan Portfolio Mix
8%
3%
19%
25%
19%
26%
Commercial/Industrial
Commercial Real Estate
RE Construction and
Development
Residential Real Estate
Home Equity Line
Consumer
Loans held for investment: $1,302 Million
Approximately 72% secured by real estate
Variable rate loans account for approximately 64% of the total portfolio
Loan Portfolio
December 31, 2006

Deposit Growth $480 $592 $598 $660 $842 $1,421 2001 2002 2003 2004 2005 2006 (In Millions) unaudited

Funding Mix Funding Sources December 31, 2006 12% 10% 15% 15% 48% DDA Now/Savings IMMA CD/IRA Borrowings

Efficiency Ratio 57.29% 57.26% 62.62% 66.38% 62.55% 65.79% 2001 2002 2003 2004 2005 2006 unaudited

Net Interest Margin 4.03% 4.40% 3.94% 3.89% 4.16% 4.20% 2001 2002 2003 2004 2005 2006 unaudited

Net Income $6,728 $8,200 $8,400 $6,598 $9,937 $12,187 2001 2002 2003 2004 2005 2006 unaudited

Earnings Per Share $1.32 $1.58 $1.43 $1.13 $1.69 $1.27 2001 2002 2003 2004 2005 2006 unaudited

Return On Assets 1.15% 1.25% 1.07% 0.80% 1.06% 0.77% 2001 2002 2003 2004 2005 2006 unaudited

Return On Equity unaudited 11.63% 11.63% 12.82% 14.05% 10.66% 13.29% 8.00% 10.00% 11.25% 14.36% 7.01% 14.73% 2001 2002 2003 2004 2005 2006 Return on Equity Return on Tangible Equity

Dividend History $0.33 $0.38 $0.45 $0.51 $0.51 $0.53 $0.58 $0.59 $0.60 $0.62 $0.62 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006

Shareholder Opportunity Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Investor Opportunity • Strong Dividend Yield • Trade at Discount to Peers • Historical Strong Performance • Attractive Value

Investor Opportunity
13.9
16.5
3.46
1.91
Current Dividend Yield (%) Price / LTM EPS (X)
FNB United
Corp.
FNB United
Corp.
Peer Group*
Peer Group*
*SNL Data - Nationwide Banks between $1.5 Billion and $2.5 billion as of 1/31/2007

Investor Opportunity
218.0
263.5
93.8
199.4
Price / Book (%) Price / Tangible Book (%)
FNB United
Corp.
FNB United
Corp.
*SNL Data - Nationwide Banks between $1.5 Billion and $2.5 billion as of 1/31/2007
Peer Group* Peer Group*

Purchase a new car ■ Grow your business
FIRST NATIONAL

FNBN

Attractive Value • Current Price $17.34 • Book Value $ 18.49 • Tangible Book $ 7.96 • P/E Ratio (TTM) 13.9x • Price / Book 0.94x • Price / Tangible Book 2.18x • Market Cap $194.7M (as of 1/31/07)

Goals over the next three years include:
•Annual earnings per share growth: 7.5 -
10%
•Annual loan growth:  10 -
12%
•Non-interest income:  25% of revenues
•Efficiency ratio:  60-63%
Position ourselves as a
Preeminent Community Bank in
Southeast U. S.

Summary Yes You Can ® Yes We Can ® Yes You Can ® Yes We Can ®

Summary • Growing Company in Good Markets • Proven Integrator • Experienced Management Team • Focused on Performance Improvement • Compelling Investment Opportunity

Contact Information
Michael C. Miller
Chairman and President
mmiller@MyYesBank.com
FNB United Corp.
First National Bank and Trust Company
150 S. Fayetteville Street
PO Box 1328
Asheboro, NC  27204
336.626.8300
Yes You Can
®
Yes We Can
®